EXHIBIT 4.1

SPECIMEN STOCK CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NO. _________

NUMBER	SHARES

CENTURYTOUCH LTD, INC.
____________________

AUTHORIZED COMMON STOCK: 500,000,000 SHARES

PAR VALUE: $.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

- Shares of CENTURYTOUCH LTD, Inc. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This
Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:	_____________________	_____________________
ERIC YK WONG, CEO

CENTURYTOUCH LTD, INC.
CORPORATE
SEAL
DELAWARE
*****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned Registered:
(Transfer Agent)
________________________________
________________________________

By  _____________________________
Authorized Signature

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT ______Custodian
TEN ENT - as tenants by the entireties	(Cust)
(Minor)
JT TEN - as joint tenants with right of survivorship and not as	Act
tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For  value received, _________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________

______________________________________________

______________________________________________

______________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________

Attorney to transfer said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

X ______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: